THE AVALON CAPITAL APPRECIATION FUND
                                  (the "Fund")

                  A Series of The Avalon Fund of Maryland, Inc.
                          1350 Highland Drive, Suite A
                               Ann Arbor, MI 48108
                                 1-877-228-2566

                                   PROSPECTUS

                                FEBRUARY 1, 2000


                     (Supplemented as of February 18, 2000)


     The Fund's primary investment objective is growth of capital. The Fund attempts to achieve its investment objective by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
RISK/RETURN SUMMARY............................................................1
PERFORMANCE INFORMATION........................................................3
FEES AND EXPENSES..............................................................5
INVESTMENT OBJECTIVES AND POLICIES.............................................6
INVESTMENT ADVISER.............................................................8
INVESTING IN THE FUND.........................................................10
HOW TO SELL (REDEEM) YOUR SHARES..............................................16
DIVIDENDS AND DISTRIBUTIONS...................................................19
PRINCIPAL UNDERWRITER.........................................................19
TAX CONSIDERATIONS............................................................19
GENERAL INFORMATION...........................................................21
DISTRIBUTION FEES.............................................................21
FINANCIAL HIGHLIGHTS..........................................................23

                               RISK/RETURN SUMMARY

Investment Objective
--------------------

     The Fund's primary investment objective is to achieve growth of capital.

Principal Investment Strategies
-------------------------------

     The Fund attempts to achieve its investment objective by investing at least 65% of its assets in a diversified portfolio of common stocks and securities convertible into common stocks. Under normal circumstances, the Fund concentrates its investments in Small and Mid- Cap stocks. Small and Mid-Cap companies are companies with total market capitalization of less than $5 billion. The Fund's Adviser believes that the common stock and securities convertible into common stock of Small and Mid-Cap companies offer the greatest long-term potential for capital growth, due to the various dynamics that influence the growth potential of those types of companies.

     To achieve its investment objective of capital growth, the Fund seeks to invest in companies that have an above-average potential for future earnings growth. The Fund's portfolio manager, under the Adviser's supervision, will choose what it considers to be the most promising investments for the Fund using a proprietary quantitative analytical model.

     In seeking to maximize the Fund's growth potential, the Fund's portfolio manager may also sell securities short when it feels that a particular security is vulnerable to a sudden price decline. The Fund may also invest in options contracts when the portfolio manager's proprietary research indicates that the Fund will benefit from such investments.

     The portfolio manager will also consider industry diversification as an important factor, and the portfolio manager's investments in certain industries are likely to be adjusted from time to time due to the outlook for earnings in certain sectors.

Short Sales
-----------

     The Fund may attempt to limit its exposure to possible declines in the market value of portfolio securities through short sales of securities. The Fund also may use short sales in an attempt to realize gain. To effect a short sale, the Fund sells a security it does not own and simultaneously borrows the security, usually from a brokerage firm, to make delivery to the buyer. The Fund then is obligated to replace the borrowed security by purchasing it at the market price at some future date. Until the security is replaced, the Fund is required to pay the lender any accrued interest or dividends and may be required to pay a premium.

     The Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund may be required to pay in connection with a short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

     No short sale will be effected which will, at the time of its making, cause the aggregate market value of all securities sold short to exceed 25% of the value of the Fund's net assets. To secure the Fund's obligation to replace any borrowed security, the Fund will place in a segregated account, an amount of cash or liquid securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or otherwise cover its short position in accordance with positions taken by the SEC.

     In addition to the short sales discussed above, the Fund may also make short sales "against the box", i.e., short sales made when the Fund owns securities identical to those sold short. The Fund may only engage in short sale transactions in securities listed on one or more national securities exchange or on NASDAQ.

     In  addition  to  common  stock,  the Fund may  invest  in  foreign  equity
securities  when,  in  the  Adviser's   opinion,   such  investments   would  be
advantageous to the Fund and help the Fund to achieve its investment objective.

     The Fund may also, from time to time, invest a portion of its assets in other securities, such as corporate notes, United States Government bonds, bills, and notes; money market instruments, repurchase agreements, and options on equities. The Fund may also hold a portion of its assets in cash.

Principal Risks of Investing in the Fund
----------------------------------------

     Stock Market Risk. The principal risk of investing in the Fund is the risk of losses due to declines in the prices of the common stocks held by the Fund. The Fund invests primarily in common stock, so the Fund will be subject to the risks associated with common stocks, including price volatility and the creditworthiness of the issuing company. The stock market trades in cyclical price patterns, with prices generally rising or falling over time. These cyclical periods may last for a significant period of time.

     Short Selling. The principal risks of selling short are the risk of losses due to increases in the price of the stock sold short, losses resulting from borrowing costs, and opportunity cost resulting from "locking in" a profit or loss on stocks shorted "against the box".

     Small-Cap Company Risk. The Fund invests in companies that are considered to be smaller companies. Companies with small market capitalizations can be riskier investments than larger capitalized companies, due to their lack of experience, product diversification, cash reserves and lack of management depth.

     General Risks. You may lose money by investing in the Fund. Your risk of loss is greater if you hold your investment for shorter time periods. The Fund may be appropriate for long-term investors who understand the potential risks and rewards of investing in common stocks. The value of the Fund's investments will vary from day-to-day, reflecting changes in market conditions, interest rates and other company, political, and economic news. The Fund has a limited operating history, and this may pose additional risks. When you sell your Fund shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund can achieve its investment objective, since all investments are inherently subject to market risk.

                             PERFORMANCE INFORMATION

     The bar chart and table below provide you with information regarding the Fund's annual return. You should bear in mind that past performance is not an indication of future results.

     The bar chart shows the total return that the Fund achieved for calendar year 1999. The front-end sales charge (or load) that you pay when you purchase shares of the Fund is not reflected in the bar chart. If the sales charge was reflected, the return shown in the bar chart would be lower. Also, the Adviser reimbursed expenses and/or waived fees that the Fund otherwise would have paid for the year presented. If the Adviser had not taken those actions, the return shown in the bart chart would have been lower.

[GRAPHIC OMITTED]                  -------------------------
                                   Highest Quarterly Return:
70.43%                             45.64%, 4th Quarter, 1999
1999                               Lowest Quarterly Return:
                                   -2.14%, 1st Quarter, 1999
                                   -------------------------


-----------------------------------

*    As a percent of average net assets

     The following table compares the average annual return on shares of the Fund with that of a broad measure of market performance over the periods indicated. The Fund's performance presented in the table reflects the effects of the maximum applicable sales charge and the Fund's operating expenses. No comparable reductions have been made in the performance presented for the Index.

                                                             FOR THE PERIOD FROM
                                                               OCTOBER 2, 1998
                                                              (COMMENCEMENT OF
AVERAGE ANNUAL                             YEAR ENDED        OPERATIONS) THROUGH
TOTAL RETURN                           DECEMBER 31, 1999      DECEMBER 31, 1999
------------                           -----------------      -----------------

The Avalon Capital Appreciation Fund         62.33%                50.67%

Russell 2000 Index*                          19.62%                34.04%

---------------------------

* The Russell 2000 Index is a broad stock index made up of 2,000 small market capitalization companies. The Index tracks the general stock market performance of these 2,000 companies.

                                FEES AND EXPENSES

     This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES:
-----------------
(fees paid directly from your investment)

     Maximum Sales Charge (Load) Imposed on Purchases             4.75%
     (as a percentage of offering price)

     Redemption Fees                                              None(1)
     (as a percentage of amount redeemed, if applicable)

ANNUAL FUND OPERATING EXPENSES:
------------------------------
(expenses that are deducted from Fund assets)

     Management Fees(2)                                           1.95%

     Distribution (12b-1) Fees(3)                                 1.00%

     Other Expenses                                                  0%
                                                                  -----

     Total Annual Fund Operating Expenses(4)                      2.95%
                                                                  =====

---------------------------------

(1) The Fund will charge you an account closing fee of $10.00. This is a flat charge that does not vary with the size of your investment. If charged, this fee would increase your costs. This fee is not a fee to finance sales or sales promotion expenses, but is imposed to discourage short-term trading of Fund shares. Furthermore, such fees, when imposed, are credited directly to the assets of the Fund to help defray the expense to the Fund of such short-term trading activities.

(2) Management fees include a fee of 0.50% for investment advisory services and 1.45% for administrative and other services. Both fees are paid to the Fund's Adviser.

(3) Because 12b-1 fees are paid out of the assets of the Fund on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(4) During the year ended September 30, 1999, the Adviser voluntarily waived a portion of the management fee. Giving effect to this waiver, the Management Fees and Total Annual Fund Operating Expenses actually paid by the Fund for its fiscal year ended September 30, 1999 were 1.54% and 2.54%, respectively.


     Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. An account closing fee of $10.00 and the maximum sales charge of 4.75% is included in these calculations. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      One Year                 Three Years
                      --------                 -----------
                        $759                      $1,344

                       INVESTMENT OBJECTIVES AND POLICIES

     The Fund is a diversified mutual fund whose primary investment objective is growth of capital. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stock and securities convertible into common stock of Small and Mid- Cap companies. There can be no assurance that the Fund's investment objective will be achieved.

     Described below are the primary types of securities in which the Fund may invest. A full listing of the Fund's investment restrictions and limitations, including those that may be changed only by vote of the Fund's shareholders, can be found in the Fund's Statement of Additional Information ("SAI").

     COMMON STOCKS. The Fund will ordinarily invest at least 65% of its assets in common stock or securities convertible into common stock of companies with market capitalization of less than $8 billion. The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perceptions and general economic or financial market movements. Smaller companies are especially sensitive to these factors.

     OPTIONS ON EQUITIES. The Fund may invest in options contracts to decrease its exposure to the effects of changes in security prices, to hedge securities held, to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when an options contract is priced more attractively than the underlying security or index.

     The Fund may write (i.e. sell) covered call options, and may purchase put and call options, on equity securities traded on a United States exchange or properly regulated over-the-counter market. The Fund may also enter into such transactions on Indexes. Options contracts can include long-term options with durations of up to three years.

     The Fund may enter into these transactions so long as the value of the underlying securities on which options contracts may be written at any one time does not exceed 100% of the net assets of the Fund, and so long as the initial margin required to enter into such contracts does not exceed five percent (5%) of the Fund's total net assets. When writing covered call options, to minimize the risks of entering into these transactions, the Fund will maintain a segregated account with its Custodian consisting of the underlying securities upon which the option was written, cash, cash equivalents, U.S. Government Securities or other high-grade liquid debt securities, denominated in U.S. dollars or non-U.S. currencies, in an amount equal to the aggregate fair market value of its commitments to such transactions.

     RISKS ASSOCIATED WITH OPTIONS. The primary risks associated with the use of options are; (1) imperfect correlation between a change in the value of the underlying security or index and a change in the price of the option or futures contract, and (2) the possible lack of a liquid secondary market for an options or futures contract and the resulting inability of the Fund to close out the position prior to the maturity date. Investing only in those contracts whose price fluctuations are expected to resemble those of the Fund's underlying securities will minimize the risk of imperfect correlation. Entering into such transactions only on national exchanges and over-the-counter markets with an active and liquid secondary market will minimize the risk that the Fund will be unable to close out a position.

     CASH RESERVES. The Fund may hold up to 100% of its net assets in cash to maintain liquidity and for temporary defensive purposes.

     The Fund may take a temporary defensive position when, in the Adviser's opinion, market conditions are such that investing according to the Fund's normal investment objectives would place the Fund in imminent risk of loss. In such an event, the Adviser could temporarily convert some or all of the Fund's investments to cash. Such actions are subject to the supervision of the Board of Directors. You should be aware that any time the Fund is assuming a temporary defensive position, the Fund will not be invested according to its investment objectives, and its performance will vary, perhaps significantly, from its norm.

                               INVESTMENT ADVISER

     Questar Capital Corporation (the "Adviser"), 1350 Highland Drive, Suite A, Ann Arbor, Michigan 48108, under an Investment Advisory Agreement with the Fund, furnishes investment advisory services to the Fund. The Advisor is a Michigan corporation and is registered as an investment adviser with the Securities and Exchange Commission and the State of Michigan. The Adviser has been investment adviser to the Fund since its inception. The Adviser manages, or arranges for the management of, the investment portfolio and business affairs of the Fund under an Investment Advisory Agreement with the Fund, and manages, or arranges to manage, the daily operations of the Fund under an Operating Services Agreement.

Investment Advisory Agreement.
------------------------------

     Under the terms of the Advisory Agreement, the Adviser is responsible to manage the investment operations of the Fund in accordance with the Fund's investment policies and restrictions. The Adviser is responsible to furnish an investment program for the Fund, determine what investments should be purchased, sold and held, and make changes on behalf of the Company in the investments of the Fund. At all times the Adviser's actions on behalf of the Fund are subject to the overall supervision and review of the Board of Directors of the Company.

     For its investment advisory services to the Fund, the Company pays to the Adviser, on the last day of each month, a fee equal to 0.50% of average net asset value of the Fund. The fee is computed daily based upon the net asset value of the Fund.

     The Adviser may, with the Fund's approval, retain a sub-adviser to assist in performing the various investment management services required by the Fund. The Adviser is responsible for compensating such sub-adviser(s).

Operating Services Agreement.
-----------------------------

     Under the terms of the Operating Services Agreement, the Adviser provides, or arranges to provide, day-to-day operational services to the Fund including, but not limited to;

     o    Accounting

     o    Administrative

     o    Legal (Except Litigation)

     o    Dividend Disbursing and Transfer Agent

     o    Registrar

     o    Custodial

     o    Fund Share Distribution

     o    Shareholder Reporting

     o    Sub-accounting; and

     o    Record Keeping Services

     For its services to the Fund under this Agreement, the Fund pays to the Adviser, on the last day of each month, a fee equal to 1.45% of average net asset value of the Fund, such fee to be computed daily based upon the net asset value of the Fund.

     The Adviser may, with the Fund's permission, employ third parties to assist it in performing the various services required by the Fund. The Adviser is responsible for compensating such parties.

Portfolio Manager
-----------------

     The Adviser has entered into a sub-advisory agreement with Navellier Management, Inc. ("Navellier"). Under this sub-advisory agreement, Navellier provides day-to-day portfolio management for the Fund, including the selection of investments, subject to the overall supervision of the Adviser.

     Navellier was founded in 1993 as an investment advisory firm whose principal business is providing financial management services to individuals, pension funds and institutional portfolios. Navellier presently manages approximately $4.0 billion in client assets.

     Mr. Louis G. Navellier is the founder and President of Navellier and has been its chief investment officer since the firm's inception. He serves as portfolio manager to the Fund. Mr. Navellier has over fourteen years of experience as an investment manager. He is a graduate of California State
University, Hayward with an MBA in Finance. In 1980, Mr. Navellier began publishing the MPT Review, a stock advisory newsletter. Since 1985, Mr. Navellier has been actively managing investment portfolios through his company, Navellier & Associates, Inc. In 1993, Mr. Navellier founded Navellier Management, Inc. In addition to the Fund, Navellier Management, Inc. also manages a series of no-load mutual funds, as well as a no- load annuity product.

     In order to assist the Fund to grow and prosper in its first year of development, the Adviser has voluntarily agreed to waive receipt of its fees and/ or voluntarily assume certain Fund expenses, to cap the Fund's Total Annual Expenses at not greater than 2.95% of average net assets. This action had the effect of lowering the Fund's expense ratio and increasing the Fund's total return during the time such amounts are waived or assumed. The Fund will not be required to pay the Adviser for any amounts voluntarily waived or assumed, nor will the Fund be required to reimburse the Adviser for any amounts waived or assumed during a prior fiscal year. The Adviser's commitment to waive fees and/or assume expenses is entirely voluntary, and may be amended or terminated at any time upon notice to the Board of Directors. However, should the Adviser amend or terminate its commitment, it will notify you in writing at least 30 days prior to any change.


                              INVESTING IN THE FUND

Determination of Share Price
----------------------------

     Shares of the Fund are offered at each share's public offering price, which is the Fund's per share net asset value ("NAV") plus the applicable sales charge. NAV per share is calculated by adding the value of Fund investments, cash and other assets, subtracting Fund liabilities, and then dividing the result by the number of shares outstanding. The Fund generally determines the total value of its shares by using market prices for the securities comprising its portfolio. Securities for which quotations are not available and any other assets are valued at a fair market value as determined in good faith by the Adviser, subject to the review and supervision of the Board Of Directors.

     The Fund's per share NAV is computed on all days on which the New York Stock Exchange is open for business at the close of regular trading hours on the Exchange, currently 4:00 p.m. East Coast time.

Sales Charges
-------------

     Shares of the Fund are subject to a maximum initial sales charge of 4.75%. This means that when you purchase your shares, not all of your money will be immediately invested in the Fund. Part of your purchase price will go to pay the sales charge. You will not pay a sales charge when you redeem your shares.

     You may pay a reduced sales charge, or no sales charge at all, under certain conditions. You may pay a reduced sales charge for larger investments. The following sales charges apply to different investment amounts:


                                    AS A PERCENTAGE             AS A PERCENTAGE
AMOUNT OF PURCHASE                 OF OFFERING PRICE          OF NET ASSET VALUE
------------------                 -----------------          ------------------

Up to $100,000                           4.75%                       5.00%

$100,001 to $250,000                     3.50%                       3.63%

$250,001 to $500,000                     2.60%                       2.67%


$500,001 to $1 million                   2.00%                       2.04%


Over $1 million                          0.00%                       0.00%

     Questar Capital Corporation, the Fund's principal underwriter, will pay a dealer concession of a portion of the applicable sales charge to brokers, dealers, and other authorized financial professionals who sell shares of the Fund. From time to time, the Fund's principal underwriter may reallow up to 100% of the sales charge to participating brokers and dealers. Such reallowances may based on attainment of certain sales levels. Dealers will be notified in advance concerning any additional reallowance program, as well as any conditions attaching thereto. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

     You may purchase shares at net asset value without the imposition of a sales charge if you purchase at least $1 million in shares, in the aggregate, within a thirteen month period. You must sign a letter of intent to accumulate purchases at the time of your initial purchase in order to avoid the sales charge. If you do not complete your accumulated purchase commitment within thirteen months, your shares will be charged the sales charge applicable to the actually invested amount.

     Sales charges do not apply to:

          o Current or retired board members, officers or employees of the Fund, the Company, the Distributor, the Transfer Agent, or their subsidiaries, spouses and unmarried children under 21.

          o Current or retired employees of the Adviser and Sub-Adviser, or their spouses and unmarried children under 21.

          o Shareholders who have at least $5 million invested in funds of the Avalon Fund of Maryland, Inc.

          o Purchases made with dividend or capital gain distributions from the load shares of another fund in the Avalon Fund of Maryland, Inc.

          o Current employees, officers and directors of registered brokers, dealers, investment advisors and other companies that have in effect at the time of purchase a selling agreement with the Distributor for the distribution of Fund shares.

          o Purchases of Fund shares made with the proceeds of redemptions of shares of mutual funds not included in the Avalon Fund of Maryland, Inc.

Opening and Adding To Your Account
----------------------------------

     You can invest directly in the Fund in a number of ways. Simply choose the one that is most convenient for you. Any questions you may have can be answered by calling 1-877-228-2566.

     Payments for Fund shares must be in U.S. dollars, and in order to avoid fees and delays, should be drawn on a U.S. bank. Please remember that Fund management reserves the right to reject any purchase order for Fund shares if, in the Fund's opinion, such an order would cause a material detriment to existing shareholders. Your purchase of Fund shares is subject to the following minimum investment amounts:

MINIMUM INVESTMENT        TO OPEN ACCOUNT                         TO ADD TO AN ACCOUNT
------------------        ---------------                         --------------------
Regular Account                $1,000                                    $  100
IRAs                           $  500                                    $   50

AUTOMATIC INVESTMENT PLANS
--------------------------

Regular Accounts               $1,000                             $    50 per month minimum
IRAs                           $  500                             $    50 per month minimum

                                       12

HOW TO INVEST             TO OPEN AN ACCOUNT                      TO ADD TO ACCOUNT
-------------             ------------------                      -----------------

By Mail                   Complete an Account Registra-           Make your check payable to The
                          tion Form, make a check payable         Avalon Capital Appreciation Fund
                          to The Avalon Capital                   and mail it to the address at left.
                          Appreciation Fund and mail the
                          Form and check to The Avalon            Please include your account
                          Fund of Maryland Inc., c/o              number on your check.  Or use
                          Declaration Service Company,            the convenient form attached to
                          555 North Lane, Suite 6160,             your regular Fund statement.
                          Conshohocken, PA  19428.

By Wire                   Ask your bank to wire funds to          Ask your bank to wire immedi-
                          Account of First Union National         ately available funds to the loca-
                          Bank, NA, ABA #:031201467               tion described at the left, except
                                                                  that the wire should purchase
                          Credit: Avalon Fund of Maryland,        rather than to open a new ac-
                          Inc., Acct. #:2014227237132             count.


                          Further credit: The Avalon Capital      Include your name and Fund
                          Appreciation Fund.                      account number.

                          The wire should state that the
                          purchase is to be in your name(s).
                          The wire should state that you
                          are opening a new Fund account.

                          Include your name(s), address
                          and taxpayer identification num-
                          ber or Social Security number and
                          the name of the Fund in which you
                          are purchasing shares.

                          Call 1-877-228-2566 to inform us
                          that a wire is being sent.


Automatic                 Not Applicable.  You must open          When you open your account, or
Investment Plan:          an account by one of the other          at any time thereafter, you can
                          methods before you can begin            begin making automatic monthly
                          making automatic investments            investments directly from your
                          through an automatic investment         checking or NOW account by
                          plan.                                   completing the automatic
                                                                  investment plan form.  You can
                                                                  obtain this form by calling us at
                                                                  1-877-228-2566.


By Telephone:             Telephone transactions may not          Call 1-877-228-2566 to make
                          be used for initial purchases.  If      your purchase.
                          you want to make subsequent
                          transactions via telephone, please
                          select this service on your
                          account Registration Form.

     The Avalon Fund of Maryland, Inc. (the "Company") wants you to be kept current regarding the status of your account in the Fund. To assist you, the following statements and reports will be sent to you:

Confirmation Statements   After every  transaction  that  affects  your  account
                          balance or your account registration.

Financial Reports         Semi-annually - to reduce Fund expenses, only one copy
                          of the financial report will be mailed to each taxpayer identification number even if you have more than one account in the Fund.

Purchase By Mail
----------------

     Your purchase order, if accompanied by payment, will be processed upon receipt by Declaration Service Company, the Fund's Transfer Agent. If the Transfer Agent receives your order and payment by the close of regular trading on the Exchange (currently 4:00 p.m. East Coast time), your shares will be purchased at the Fund's net asset value calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the net asset value determined as of the close of regular trading on the next business day.

     The Company does not consider the U.S. Postal Service or any other independent delivery service to be its agent. Therefore, deposit in the mail or with such services, or receipt at Declaration Service Company's Post Office Box, of purchase applications or redemption requests does not constitute receipt by the Custodian or the Fund. Do not mail letters by overnight courier to the post office box address. Correspondence mailed by overnight courier should be sent to the Fund at:

                           Declaration Service Company
                           555 North Lane, Suite 6160
                             Conshohocken, PA 19428

     All applications to purchase shares of the Fund are subject to acceptance or rejection by authorized officers of the Company and are not binding until accepted. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment must be made by check or money order drawn on a U.S. bank, savings & loan or credit union. The Custodian will charge a $20.00 fee against your account, in addition to any loss sustained by the Fund, for any payment check returned to the Custodian for insufficient funds. The Company reserves the right to refuse to accept applications under circumstances or in amounts considered disadvantageous to shareholders. If you place an order for Fund shares through a securities broker, and you place your order in proper form before 4:00 p.m. East Coast time on any business day in accordance with their procedures, your purchase will be processed at the public offering price calculated at 4:00 p.m. on that day, if the securities broker then transmits your order to the Transfer Agent before the end of its business day (which is usually 5:00 p.m. East Coast time). The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three business days for the order.

By Financial Service Organization
---------------------------------

     If you are a client of a securities broker or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Fund. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.


Automatic Investment Plan
-------------------------

     Once you have opened your account, you may make additional investments automatically by completing the automatic investment plan form authorizing the Fund to draw on your bank account regularly for as little as $50 per month beginning within thirty (30) days after you have opened your account. You should inquire at your bank whether it will honor debits made through the Automated Clearing House System. You may change the date or amount of your investment at any time by written instructions delivered to the Fund at least five business days before you want the change to become effective.


     To assure proper receipt, please make sure your bank includes the Fund name and the Fund account number that has been assigned to you. If you are opening a new account, please complete the Account Registration Form and mail it to the "New Account" department at the Fund address shown above or purchases by mail.

Telephone Purchases
-------------------

     In order to be able to purchase shares by telephone, your account authorizing such purchases must have been established prior to your call. Your initial purchase of shares may not be made by telephone. Shares purchased by telephone will be purchased at the per share net asset value determined at the close of business on the day that the transfer agent receives payment through the Automatic Clearing House. Call the Transfer Agent for details.

     You may make purchases by telephone only if you have an account at a bank that is a member of the Automated Clearing House. Most transfers are completed within three business days of your call. To preserve flexibility, the Company may revise or eliminate the ability to purchase Fund shares by phone, or may charge a fee for such service, although the Company does not currently expect to charge such a fee.

     Declaration Service Company, the Fund's transfer agent, employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. Assuming procedures such as the above have been followed, neither the Transfer Agent nor the Fund will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine. The Company shall have authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Fund has failed to follow procedures such as the above. However, if the Fund fails to follow such procedures, it may be liable for such losses.

Wire Purchases
--------------

     If you purchase Fund shares by wire, you must complete and file an Account Registration Form with the Transfer Agent before any of the shares purchased can be redeemed. You should contact your bank (which will need to be a commercial bank that is a member of the Federal Reserve System) for information on sending funds by wire, including any charges that your bank may make for these services.

Miscellaneous Purchase Information
----------------------------------

     Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account. Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the shareholder's social security number or other taxpayer identification number, the Company will be required to withhold a percentage, currently 31%, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure.

     For economy and convenience, share certificates will not be issued.

                        HOW TO SELL (REDEEM) YOUR SHARES

     You may sell (redeem) your shares at any time. You may request the sale of your shares either by mail, by telephone or by wire.

By Mail
-------

     Sale requests should be mailed via U.S. mail or overnight courier service to:

                           Declaration Service Company
                           555 North Lane, Suite 6160
                             Conshohocken, PA 19428

     The selling price of the shares being redeemed will be the Fund's per share net asset value next calculated after receipt of all required documents in Good Order. Payment of redemption proceeds will be made no later than the third business day after the valuation date unless otherwise expressly agreed by the parties at the time of the transaction.

     Good Order means that the request must include:

     1.   Your account number.

     2. The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed.

     3. The signatures of all account owners exactly as they are registered on the account.

     4.   Any required signature guarantees.

     5. Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

Signature Guarantees
--------------------

     A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

     (i)  If you change the ownership on your account;

     (ii) When you want the redemption proceeds sent to a different address than is registered on the account;

     (iii)If the proceeds are to be made payable to someone other than the account's owner(s);

     (iv) Any redemption transmitted by federal wire transfer to your bank; and

     (v) If a change of address request has been received by the Company or Declaration Service Company within 15 days previous to the request for redemption.

     In addition, signature guarantees are required for all redemptions of $10,000 or more from any Fund shareholder account. A redemption will not be processed until the signature guarantee, if required, is received in Good Order.

     Signature guarantees are designed to protect both you and the Fund from fraud. To obtain a signature guarantee, you should visit a bank, trust company, member of a national securities exchange or other broker-dealer, or other eligible guarantor institution. (Notaries public cannot provide signature guarantees.) Guarantees must be signed by an authorized person at one of these institutions, and be accompanied by the words "Signature Guarantee."

By Telephone
------------

     You may redeem your shares in the Fund by calling the Transfer Agent at 1-877-228-2566 if you elected to use telephone redemption on your account application when you initially purchased shares. Redemption proceeds must be transmitted directly to you or to your pre-designated account at a domestic bank. You may not redeem by telephone if a change of address request has been received by the Company or the Transfer Agent within 15 days previous to the request for redemption. During periods of substantial economic or market changes, telephone redemptions may be difficult to implement. If you are unable to contact the Transfer Agent by telephone, shares may be redeemed by delivering the redemption request in person or by mail. You should understand that with the telephone redemption option, you may be giving up a measure of security that you might otherwise have had were you to redeem your shares in writing. In addition, interruptions in telephone service may mean that you will be unable to effect a redemption by telephone if desired.

     Shares purchased by check for which a redemption request has been received will not be redeemed until the check or payment received for investment has cleared.

By Wire
-------

     You may request the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System. The Custodian charges a $10 fee for outgoing wires.

Redemption At The Option Of The Fund
------------------------------------

     If the value of the shares in your account falls to less than $1000, the Company may notify you that, unless your account is increased to $1000 in value, it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption. You will have thirty days after notice to bring the account up to $1000 before any action is taken. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. This right of redemption shall not apply if the value of your account drops below $1000 as the result of market action. The Company reserves this right because of the expense to the Fund of maintaining very small accounts.

                           DIVIDENDS AND DISTRIBUTIONS

     Dividends paid by the Fund are derived from its net investment income. Net investment income will be distributed at least annually. The Fund's net investment income is made up of dividends received from the stocks it holds, as well as interest accrued and paid on any other obligations that might be held in its portfolio.

     The Fund realizes capital gains when it sells a security for more than it paid for it. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards), generally, once a year.

     Unless you elect to have your distributions paid in cash, your distributions will be reinvested in additional shares of the Fund. You may change the manner in which your dividends are paid at any time by writing to Declaration Service Company, 555 North Lane, Suite 6160, Conshohocken, PA 19428.

                              PRINCIPAL UNDERWRITER

     Questar Capital Corporation, 1350 Highland Drive, Suite A, Ann Arbor MI 48108. ("Questar") acts as principal underwriter for the Company. The purpose of acting as an underwriter is to facilitate the registration of the Funds' shares under state securities laws and to assist in the sale of shares. Questar also acts as the investment adviser to the Fund. Questar is compensated for its services to the Fund by receiving 12b-1 fees and by retaining a portion of the sales charge on shares sold. Questar provides services to the Fund under a written agreement for such services.

                               TAX CONSIDERATIONS

     The Fund intends to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities, and distribute substantially all of such income to its shareholders at least annually.

     The Fund intends to distribute to shareholders, at least annually, substantially all net investment income and any net capital gains realized from sales of the Fund's portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

     Dividends from investment income and net short-term capital gains are generally taxable to you as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

     You will be advised annually of the source of distributions for federal income tax purposes.

     If you fail to furnish your social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 31% (backup withholding) from your dividend, capital gain and redemption payments. Dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding due to the under-reporting of certain income.

     Taxable distributions generally are included in your gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

     Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below your cost basis, such distribution would be taxable to you as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, you should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares include the amount of any forthcoming distribution so that you may receive a return of investment upon distribution which will, nevertheless, be taxable.

     A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. You should consult a tax Adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

                               GENERAL INFORMATION

     The Fund will not issue stock certificates evidencing shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares.

     In reports or other communications to investors, or in advertising material, the Fund may describe general economic and market conditions affecting the Fund and may compare its performance with other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar nationally recognized rating services and financial publications that monitor mutual fund performance. The Fund may also, from time to time, compare its performance to the S&P 500, or some other appropriate index.

     According to the law of Maryland, under which the Company is incorporated, and the Company's bylaws, the Company is not required to hold an annual meeting of shareholders unless required to do so under the Investment Company Act of 1940. Accordingly, the Company will not hold annual shareholder meetings unless required to do so under the Act.

                                DISTRIBUTION FEES

     The Fund has adopted a Distribution Plan (the "12b-1 Plan"), pursuant to which the Fund pays Questar a monthly fee for shareholder services at an annual rate of 0.25% of the Fund's average daily net assets, and a monthly fee for distribution expenses of 0.75% per annum of the Fund's average daily net assets on all of its share classes. Questar may, in turn, pay some or all of such fees to third parties for providing eligible services to the Fund.

     The 12b-1 Plan provides that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares. These services include, among other things, processing new shareholder account applications, preparing and transmitting to the Fund's Transfer Agent computer processable tapes of all transactions by customers, and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.

     Payments under the 12b-1 Plan are not tied exclusively to the distribution and/or shareholder servicing expenses actually incurred by Questar, and such payments may exceed the expenses actually incurred. The Company's Board of Directors evaluates the Plan on a regular basis.

     You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers due to the recurring nature of distribution (12b-1) fees.

                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance over the period for which it has been in operation. Certain information reflects financial results for a single share of the Fund calculated based on the average daily number of shares outstanding throughout the period reported. The total return in the table represents the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the Fund's financial statements and related footnotes, is included in the Fund's Annual Report to Shareholders for the fiscal year ended September 30, 1999. The Annual Report is available from the Distributor upon request.

                                                            FOR THE YEAR ENDED
                                                           SEPTEMBER 30, 1999(1)
                                                           ---------------------

Net Asset Value, Beginning of Period                            $   10.00
Investment Operations:
   Net investment loss                                              (0.17)
   Net realized and unrealized gain on investments                   2.20
                                                                ---------
   Total from investment operations                                  2.03
                                                                ---------
Net Asset Value, End of Period                                  $   12.03
                                                                =========
Total Return                                                       20.30%
Ratios/Supplemental Data
   Net assets, end of period (in 000's)                         $   1,126
   Ratio of expenses to average net assets:
      Before expense reimbursement                                 2.95%(2)
      After expense reimbursement                                  2.54%(2)
   Ratio of net investment income (loss)
     to average net assets:
      Before expense reimbursement                                (1.94%)(2)
      After expense reimbursement                                 (1.53%)(2)
   Portfolio turnover rate                                       183.71%

------------------------------------

(1)  The Avalon Capital  Appreciation  Fund  commenced  operations on October 2,
     1998.

(2)  Annualized

                              FOR MORE INFORMATION

     Additional information about the Fund is available in the Fund's Annual Report to Shareholders for the fiscal year ended September 30, 1999 and the Fund's Statement of Additional Information ("SAI"). In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its first fiscal year of operations.


STATEMENT OF ADDITIONAL INFORMATION (SAI)
AND ANNUAL REPORT                            BY MAIL:

The SAI and Annual Report contain more       The Avalon Fund of Maryland, Inc.
detailed Information on all aspects of the   c/o Declaration Service Company
Fund.  A current SAI, dated February 1,      555 North Lane, Suite 6160
2000, and Annual Report have been filed      Conshohocken, PA  19428
with the SEC and are incorporated by
reference into (are legally a part of) this prospectus.
                                             BY PHONE:  1-877-228-2566

To request a free copy of the SAI, or the    Or you may view or obtain these
Fund's latest Annual Report, please contact  documents from the SEC. the Fund.

                                             IN PERSON:  At the SEC's Public
                                             Reference Room in Washington, D.C.

                                             BY PHONE:  1-800-SEC-0330

                                             BY MAIL:  Public Reference Section,
                                             Securities and Exchange Commission,
                                             Washington, D.C.  20549-6009
                                             (duplicating fee required)

                                             ON THE INTERNET:  www.sec.gov

                           Investment Company Act No.
                                    811-08773